Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated August 8, 2016
to the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Series M (Macro Opportunities Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

At a meeting held on May 17-18, 2016, the Board of Trustees (the “Board”) of Guggenheim Variable Funds Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) for the Fund and submission of the Plan of Liquidation to the beneficial owners of the Fund, including owners of variable life insurance policies and variable annuity contracts (“Contracts”) who have allocated a portion of their Contract value to the Fund through those Contracts and therefore have a beneficial interest in the Fund's shares. Important information relating to the proposed liquidation, including how to provide voting instructions and transfer Contract values allocated to the Fund, were provided in proxy materials mailed to shareholders on or around June 9, 2016. At a special meeting of the Fund's shareholders held on July 29, 2016, the shareholders approved the closing and subsequent liquidation of the Fund pursuant to the terms of the Plan of Liquidation.

Pursuant to the Plan of Liquidation, the Fund ceased operations and liquidated its assets as of the close of business on August 5, 2016. As described in the proxy materials, liquidation proceeds related to Contract values allocated to the Fund on August 5, 2016 were transferred pursuant to instructions received from Contract owners or transferred to the applicable default investment option selected by the relevant participating insurance company.

Investors should retain this supplement for future reference.